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Exhibit 4.1

         EXECUTION COPY

$225,000,000

MARKWEST ENERGY PARTNERS, L.P.
MARKWEST ENERGY FINANCE CORPORATION

6.875% Senior Notes due 2014

Purchase Agreement

        October 19, 2004

J.P. Morgan Securities Inc.
    As Representative of the
    several Initial Purchasers listed
    in Schedule 1 hereto
c/o J.P. Morgan Securities Inc.
270 Park Avenue
New York, New York 10017

Ladies and Gentlemen:

        MarkWest Energy Partners, L.P., a limited partnership organized under the laws of the State of Delaware (the "Partnership"), and MarkWest Energy Finance Corporation, a corporation organized under the laws of the State of Delaware ("Finance Corp" and, together with the Partnership, the "Issuers"), propose to issue and sell to the several Initial Purchasers listed in Schedule 1 hereto (the "Initial Purchasers"), for whom you are acting as representative (the "Representative"), $225,000,000 principal amount of their 6.875% Senior Notes due 2014 (the "Securities"). The Securities will be issued pursuant to an Indenture to be dated as of October 25, 2004 (the "Indenture") among the Issuers, the Guarantors (as defined below) and Wells Fargo Bank, National Association, as trustee (the "Trustee"), and will be guaranteed on an unsecured senior basis by each of the Guarantors (the "Guarantees").

        MarkWest Energy GP, L.L.C., a Delaware limited liability company (the "General Partner"), serves as the sole general partner of the Partnership. The Partnership owns 100% of the issued and outstanding shares of capital stock of Finance Corp. The Partnership is the sole member of MarkWest Energy Operating Company, L.L.C., a Delaware limited liability company (the "Operating Company"). The Operating Company is the sole member of each of Basin Pipeline L.L.C., a Michigan limited liability company ("Basin LLC"), West Shore Processing Company, L.L.C., a Michigan limited liability company ("West Shore LLC"), MarkWest Energy Appalachia, L.L.C., a Delaware limited liability company ("MarkWest Appalachia LLC"), MarkWest Texas GP, L.L.C., a Delaware limited liability company ("Texas GP"), MW Texas Limited, L.L.C., a Delaware limited liability company ("Texas Limited"), MarkWest Michigan Pipeline Company, L.L.C., a Michigan limited liability company ("Michigan Pipeline LLC"), and MarkWest Western Oklahoma Gas Company, L.L.C., an Oklahoma limited liability company ("Western Oklahoma LLC"). Texas GP is the sole general partner and Texas Limited is the sole limited partner of each of MarkWest Power Tex L.P., a Texas limited partnership ("Power Tex LP"), MarkWest Pinnacle L.P., a Texas limited partnership ("Pinnacle LP"), MarkWest PNG Utility L.P., a Texas limited partnership ("PNG LP"), MarkWest Texas PNG Utility L.P., a Texas limited partnership ("Utility LP"), MarkWest Blackhawk L.P., a Texas limited partnership ("Blackhawk LP"), MarkWest New Mexico L.P., a Texas limited partnership ("New Mexico LP"), and MarkWest Energy East Texas Gas Company L.P., a Delaware limited partnership ("East Texas LP").

        The Operating Company, Basin LLC, West Shore LLC, MarkWest Appalachia LLC, Texas GP, Texas Limited, Michigan Pipeline LLC, Western Oklahoma LLC, Power Tex LP, Pinnacle LP, PNG LP, Utility LP, Blackhawk LP, New Mexico LP and East Texas LP are collectively referred to as the "Guarantors," and those entities other than the Operating Company are collectively referred to as the

"Operating Subs." The Issuers and the Guarantors are referred to collectively as the "Partnership Entities."

        The Securities will be sold to the Initial Purchasers without being registered under the Securities Act of 1933, as amended (the "Securities Act"), in reliance upon an exemption therefrom. The Partnership Entities have prepared a preliminary offering memorandum dated October 12, 2004 (the "Preliminary Offering Memorandum") and will prepare an offering memorandum dated the date hereof (the "Offering Memorandum") setting forth information concerning the Issuers, the Guarantors, the Securities and the Guarantees. Copies of the Preliminary Offering Memorandum have been, and copies of the Offering Memorandum will be, delivered by the Partnership Entities to the Initial Purchasers pursuant to the terms of this Agreement. The Partnership Entities hereby confirm that they have authorized the use of the Preliminary Offering Memorandum and the Offering Memorandum in connection with the offering and resale of the Securities by the Initial Purchasers in the manner contemplated by this Agreement. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Offering Memorandum. References herein to the Preliminary Offering Memorandum and the Offering Memorandum shall be deemed to refer to and include any document incorporated by reference therein.

        Holders of the Securities (including the Initial Purchasers and their direct and indirect transferees) will be entitled to the benefits of a Registration Rights Agreement, to be dated the Closing Date (as defined below) and substantially in the form attached hereto as Exhibit A (the "Registration Rights Agreement"), pursuant to which the Partnership Entities will agree to file one or more registration statements with the Securities and Exchange Commission (the "Commission") providing for the registration under the Securities Act of the Securities or the Exchange Securities referred to (and as defined) in the Registration Rights Agreement.

        The Issuers hereby confirm their agreement with the several Initial Purchasers concerning the purchase and resale of the Securities, as follows:

        1.    Purchase and Resale of the Securities.    (a) The Issuers agree to issue and sell the Securities to the several Initial Purchasers as provided in this Agreement, and each Initial Purchaser, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, agrees, severally and not jointly, to purchase from the Issuers the respective principal amount of Securities set forth opposite such Initial Purchaser's name in Schedule 1 hereto at a price equal to 97.50% of the principal amount thereof plus accrued interest, if any, from October 19, 2004 to the Closing Date. The Issuers will not be obligated to deliver any of the Securities except upon payment for all the Securities to be purchased as provided herein.

        (b)   The Issuers understand that the Initial Purchasers intend to offer the Securities for resale on the terms set forth in the Offering Memorandum. Each Initial Purchaser, severally and not jointly, represents, warrants and agrees that:

          (i)    it is a qualified institutional buyer within the meaning of Rule 144A under the Securities Act (a "QIB") and an accredited investor within the meaning of Rule 501(a) under the Securities Act;

          (ii)   it has not solicited offers for, or offered or sold, and will not solicit offers for, or offer or sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D under the Securities Act ("Regulation D") or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act; and

          (iii)  it has not solicited offers for, or offered or sold, and will not solicit offers for, or offer or sell, the Securities as part of their initial offering except:

            (A)  within the United States to persons whom it reasonably believes to be QIBs in transactions pursuant to Rule 144A under the Securities Act ("Rule 144A") and in connection with each such sale, it has taken or will take reasonable steps to ensure that the purchaser of the Securities is aware that such sale is being made in reliance on Rule 144A; or

            (B)  in accordance with the restrictions set forth in Annex A hereto.

        (c)   Each Initial Purchaser acknowledges and agrees that the Partnership Entities and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Sections 5(f) and 5(h), counsel for the Partnership Entities and counsel for the Initial Purchasers, respectively, may rely upon the accuracy of the representations and warranties of the Initial Purchasers, and compliance by the Initial Purchasers with their agreements, contained in paragraph (b) above (including Annex A hereto), and each Initial Purchaser hereby consents to such reliance.

        (d)   The Issuers acknowledge and agree that the Initial Purchasers may offer and sell Securities to or through any affiliate of an Initial Purchaser and that any such affiliate may offer and sell Securities purchased by it to or through any Initial Purchaser.

        2.    Payment and Delivery.    (a) Payment for and delivery of the Securities will be made at the offices of Vinson & Elkins L.L.P. at 10:00 A.M., New York City time, on October 25, 2004, or at such other time or place on the same or such other date, not later than the fifth business day thereafter, as the Representative and the Partnership may agree upon in writing. The time and date of such payment and delivery is referred to herein as the "Closing Date".

        Payment for the Securities shall be made by wire transfer in immediately available funds to the account(s) specified by the Partnership to the Representative against delivery to the nominee of The Depository Trust Company ("DTC"), for the account of the Initial Purchasers, of one or more global notes representing the Securities (collectively, the "Global Note"), registered in the name of Cede & Co. as nominee of DTC, with any transfer taxes payable in connection with the sale of the Securities duly paid by the Issuers. The Global Note will be made available for inspection by the Representative not later than 1:00 P.M., New York City time, on the business day prior to the Closing Date.

        3.    Representations and Warranties of the Partnership Entities.    The Partnership Entities jointly and severally represent and warrant to each Initial Purchaser that:

          (a)    Offering Memorandum.    The Preliminary Offering Memorandum, as of its date, did not, and the Offering Memorandum, in the form first used by the Initial Purchasers to confirm sales of the Securities and as of the Closing Date, will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Partnership Entities make no representation or warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Initial Purchaser furnished to the Issuers in writing by such Initial Purchaser through the Representative expressly for use in the Preliminary Offering Memorandum and the Offering Memorandum.

          (b)    Incorporated Documents.    The documents incorporated by reference in the Preliminary Offering Memorandum and the Offering Memorandum, when filed with the Commission, conformed or will conform, as the case may be, in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder, and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (c)    Financial Statements.    The financial statements and the related notes thereto included or incorporated by reference in the Preliminary Offering Memorandum and the Offering Memorandum present fairly in all material respects the financial position of the Partnership and its subsidiaries as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods covered thereby, except to the extent disclosed therein; the other financial information included or incorporated by reference in the Preliminary Offering Memorandum and the Offering Memorandum has been derived from the accounting records of the Partnership and its subsidiaries and presents fairly in all material respects the information shown thereby; and the pro forma financial information and the related notes thereto included or incorporated by reference in the Preliminary Offering Memorandum and the Offering Memorandum has been prepared in all material respects in accordance with the Commission's rules and guidance with respect to pro forma financial information, and the assumptions underlying such pro forma financial information are reasonable and are set forth in the Preliminary Offering Memorandum and the Offering Memorandum.

          (d)    No Material Adverse Change.    Since the date of the most recent financial statements of the Partnership included or incorporated by reference in the Preliminary Offering Memorandum and the Offering Memorandum, (i) there has not been any material change in the membership or partnership interests of any of the Partnership Entities or the long-term debt of the Partnership Entities, taken as a whole, or any dividend or distribution of any kind declared, set aside for payment, paid or made by any of the Partnership Entities on any class of capital stock, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, properties, management, financial position, results of operations or prospects of the Partnership Entities taken as a whole; (ii) none of the Partnership Entities has entered into any transaction or agreement that is material to the Partnership Entities taken as a whole or incurred any liability or obligation, direct or contingent, that is material to the Partnership Entities taken as a whole; and (iii) none of the Partnership Entities has sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority, except in the case of each of clauses (i) through (iii) above, as otherwise disclosed in the Preliminary Offering Memorandum and the Offering Memorandum.

          (e)    Formation and Due Qualification of the Partnership.    Each of the Partnership and East Texas LP has been duly formed and is validly existing in good standing as a limited partnership under the Delaware Revised Uniform Limited Partnership Act ("Delaware LP Act") with full partnership power and authority to own or lease its properties and to conduct its business in all material respects as described in the Preliminary Offering Memorandum and the Offering Memorandum. Each of the Partnership and East Texas LP is duly registered or qualified as a foreign limited partnership for the transaction of business under the laws of each jurisdiction in which the character of the business conducted by it or the nature or location of the properties owned or leased by it makes such registration or qualification necessary, except where the failure so to register or qualify would not, individually or in the aggregate, have a material adverse effect on the business, prospects, financial condition or results of operations of the Partnership Entities, taken as a whole, or on performance by the Partnership Entities of their obligations under the Securities and the Guarantees ("Material Adverse Effect").

          (f)    Formation and Due Qualification of Limited Liability Companies.    Each of the General Partner, the Operating Company, MarkWest Appalachia LLC, Texas GP and Texas Limited has been duly formed and is validly existing in good standing as a limited liability company under the

  Delaware Limited Liability Company Act (the "Delaware LLC Act"), each of West Shore LLC, Basin LLC and Michigan Pipeline LLC has been duly formed and is validly existing and in good standing as a limited liability company under the Michigan Limited Liability Company Act (the "Michigan LLC Act"), and Western Oklahoma LLC has been duly formed and is validly existing and in good standing as a limited liability company under the Oklahoma Limited Liability Company Act (the "Oklahoma LLC Act"), in each case with full limited liability company power and authority to own or lease its properties and to conduct its business, in each case in all material respects as described in the Preliminary Offering Memorandum and the Offering Memorandum. The General Partner has all necessary limited liability company power and authority to act as general partner of the Partnership. Texas GP has all necessary limited liability company power and authority to act as general partner of each of Power Tex LP, Pinnacle LP, PNG LP, Utility LP, Blackhawk LP and New Mexico LP (collectively, the "LP Operating Subs") and East Texas LP. Each of the General Partner, the Operating Company, MarkWest Appalachia LLC, Texas GP, Texas Limited, West Shore LLC, Basin LLC, Michigan Pipeline LLC and Western Oklahoma LLC is duly registered or qualified as a foreign limited liability company for the transaction of business under the laws of each jurisdiction in which the character of the business conducted by it or the nature or location of the properties owned or leased by it makes such registration or qualification necessary, except where the failure so to register or qualify would not, individually or in the aggregate, have a Material Adverse Effect.

          (g)    Formation and Due Qualification of the LP Operating Subs.    Each of the LP Operating Subs has been duly formed and is validly existing in good standing as a limited partnership under the Texas Revised Limited Partnership Act (the "Texas LP Act") with full partnership power and authority to own or lease its properties and to conduct its business, in each case in all material respects as described in the Preliminary Offering Memorandum and the Offering Memorandum. Each of the LP Operating Subs is duly registered or qualified as a foreign limited partnership for the transaction of business under the laws of each jurisdiction in which the character of the business conducted by it or the nature or location of the properties owned or leased by it makes such registration or qualification necessary, except where the failure so to register or qualify would not, individually or in the aggregate, have a Material Adverse Effect.

          (h)    Ownership of the General Partner Interest in the Partnership.    The General Partner is the sole general partner of the Partnership with a 2% general partner interest in the Partnership; such general partner interest has been duly authorized and validly issued in accordance with the Amended and Restated Agreement of Limited Partnership of the Partnership (as the same has been and may be amended or restated at or prior to the Closing Date, the "Partnership Agreement"); and the General Partner owns such general partner interest free and clear of all liens, encumbrances, security interests, equities, charges or claims.

          (i)    Capitalization.    The issued and outstanding limited partner interests of the Partnership consist of the Common Units, subordinated units ("Subordinated Units") representing subordinated limited partnership interests in the Partnership and incentive distribution rights (the "Incentive Distribution Rights"), as defined in the Partnership Agreement, as set forth in the Offering Memorandum. All outstanding Common Units, Subordinated Units and Incentive Distribution Rights and the limited partner interests represented thereby have been duly authorized and validly issued in accordance with the Partnership Agreement and are fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Section 17-607 of the Delaware LP Act and as otherwise described in the Preliminary Offering Memorandum and the Offering Memorandum).

          (j)    Ownership of Finance Corp.    The Partnership owns 100% of the issued and outstanding capital stock of Finance Corp; such capital stock has been duly authorized and validly issued in accordance with the Certificate of Incorporation and by-laws of the Finance Corp, as amended to date (the "Finance Corp Organizational Documents"), and are fully paid and nonassessable; and the Partnership owns such capital stock free and clear of all liens, encumbrances, security interests, equities, charges or claims, except as may arise under the Second Amended and Restated Credit Agreement, dated as of July 30, 2004 (as the same may be amended at or prior to the Closing Date, the "Bank Credit Agreement"), among the Operating Company, Royal Bank of Canada, as administrative agent, and the other parties named therein.

          (k)    Ownership of the Membership Interests in the Operating Company.    The Partnership owns 100% of the issued and outstanding membership interests in the Operating Company; such membership interests have been duly authorized and validly issued in accordance with the limited liability company agreement of the Operating Company (as the same may be amended or restated at or prior to the Closing Date, the "Operating Company LLC Agreement") and are fully paid (to the extent required under the Operating Company LLC Agreement) and nonassessable (except as such nonassessability may be affected by Section 18-607 of the Delaware LLC Act); and, the Partnership owns its membership interests free and clear of all liens, encumbrances, security interests, equities, charges or claims, except as may arise under the Bank Credit Agreement or as described in the Preliminary Offering Memorandum and the Offering Memorandum.

          (l)    Ownership of the LLC Operating Subs.    The Operating Company owns 100% of the issued and outstanding membership interests in each of MarkWest Appalachia LLC, Texas GP, Texas Limited, West Shore LLC, Basin LLC, Michigan Pipeline LLC and Western Oklahoma LLC (collectively, the "LLC Operating Subs"); such membership interests have been duly authorized and validly issued in accordance with the limited liability company agreements of the LLC Operating Subs (as the same may be amended or restated at or prior to the Closing Date, the "Operating Subs LLC Agreements") and are fully paid (to the extent required under the Operating Subs LLC Agreements) and nonassessable (except as such nonassessability may be affected by Section 18-607 of the Delaware LLC Act, Sections 2033 and 2035 of the Oklahoma LLC Act or Section 450.4308 of the Michigan LLC Act); and the Operating Company owns such membership interests free and clear of all liens, encumbrances, security interests, equities, charges or claims, except as may arise under the Bank Credit Agreement or as described in the Preliminary Offering Memorandum and the Offering Memorandum.

          (m)    Ownership of the Partnership Interests in the LP Operating Subs.    Texas GP is the sole general partner of each of the LP Operating Subs and East Texas LP with a 0.001% general partner interest in each of the LP Operating Subs and East Texas LP; each such general partner interest has been duly authorized and validly issued in accordance with the partnership agreements of the LP Operating Subs and East Texas LP (as the same may be amended or restated at or prior to the Closing Date, the "Operating Subs Partnership Agreements"); Texas GP owns each such general partner interest free and clear of all liens, encumbrances, security interests, equities, charges or claims, except as may arise under the Bank Credit Agreement; Texas Limited is the sole limited partner of each of the LP Operating Subs and East Texas LP with a 99.999% limited partner interest in each of the LP Operating Subs and East Texas LP; each such limited partner interest has been duly authorized and validly issued in accordance with the Operating Subs Partnership Agreements and will be fully paid (to the extent required under the Operating Subs Partnership Agreements) and nonassessable (except as such nonassessability may be affected by Sections 3.03, 5.02 and 6.07 of the Texas LP Act and Section 17-607 of the Delaware LP Act); and Texas Limited owns each such limited partner interest free and clear of all liens, encumbrances, security interests, equities, charges or claims, except as may arise under the Bank Credit Agreement or as described in the Preliminary Offering Memorandum and the Offering Memorandum.

          (n)    No Other Subsidiaries.    Other than the Partnership's ownership of its membership interest in the Operating Company and Finance Corp, the Operating Company's ownership of its membership interest in the LLC Operating Subs and Texas GP's and Texas Limited's ownership of the partnership interests in the LP Operating Subs and East Texas LP, neither the Partnership nor the Operating Company own, and at the Closing Date and the Option Closing Date, neither will own, directly or indirectly, any equity or long-term debt securities of any corporation, partnership, limited liability company, joint venture, association or other entity. Other than its ownership of its partnership interests in the Partnership, the General Partner does not own, and at the Closing Date and the Option Closing Date will not own, directly or indirectly, any equity or long-term debt securities of any corporation, partnership, limited liability company, joint venture, association or other entity.

          (o)    Authority and Authorization.    Each of the Partnership Entities has all requisite power and authority to execute and deliver each of this Agreement, the Securities, the Indenture (including each Guarantee set forth therein), the Exchange Securities and the Registration Rights Agreement, as applicable (collectively, the "Transaction Documents"), and to perform their respective obligations hereunder and thereunder; and all action required to be taken for the due and proper authorization, execution and delivery of each of the Transaction Documents and the consummation of the transactions contemplated thereby has been duly and validly taken.

          (p)    The Indenture.    The Indenture has been duly authorized by each of the Partnership Entities and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute a valid and legally binding agreement of each of the Partnership Entities enforceable against each of them in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability (collectively, the "Enforceability Exceptions"); and on the Closing Date, the Indenture will conform in all material respects to the requirements of the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission applicable to an indenture that is qualified thereunder.

          (q)    The Securities and the Guarantees.    The Securities have been duly authorized by the Issuers and, when duly executed, authenticated, issued and delivered as provided in the Indenture and paid for as provided herein, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of the Issuers enforceable against the Issuers in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture; and the Guarantees have been duly authorized by each of the Guarantors and, when the Securities have been duly executed, authenticated, issued and delivered as provided in the Indenture and paid for as provided herein, will be valid and legally binding obligations of each of the Guarantors, enforceable against each of the Guarantors in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture.

          (r)    The Exchange Securities.    On the Closing Date, the Exchange Securities (including the related guarantees) will have been duly authorized by the Issuers and each of the Guarantors and, when duly executed, authenticated, issued and delivered as contemplated by the Indenture and the Registration Rights Agreement, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of the Issuers and each of the Guarantors enforceable against them in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture.

          (s)    Purchase and Registration Rights Agreements.    This Agreement has been duly authorized, executed and delivered by the each of the Partnership Entities; and the Registration Rights Agreement has been duly authorized by the Issuers and each of the Guarantors and, when duly executed and delivered in accordance with its terms by each of the parties thereto, each such agreement will constitute a valid and legally binding agreement of the Issuers and each of the Guarantors enforceable against each of the Partnership Entities in accordance with its terms, subject to the Enforceability Exceptions, and except that the indemnity and contribution provisions hereunder and thereunder may be limited by applicable laws, general principles of equity and public policy.

          (t)    Descriptions of the Transaction Documents.    Each Transaction Document conforms in all material respects to the description thereof contained in the Preliminary Offering Memorandum and the Offering Memorandum.

          (u)    No Violation or Default.    None of the Partnership Entities is (i) in violation of its certificate or agreement of limited partnership, limited liability company agreement, charter, by-laws or similar organizational documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject; or (iii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (ii) and (iii) above, for any such default or violation that would not, individually or in the aggregate, have a Material Adverse Effect.

          (v)    No Conflicts.    The execution, delivery and performance by each of the Partnership Entities of each of the Transaction Documents to which it is a party, the issuance and sale of the Securities (including the Guarantees) and compliance by it with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of its property or assets pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject, (ii) result in any violation of the provisions of its certificate or agreement of limited partnership, limited liability company agreement, charter, by-laws or similar organizational documents or (iii) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (i) and (iii) above, for any such conflict, breach or violation that would not, individually or in the aggregate, have a Material Adverse Effect.

          (w)    No Consents Required.    Assuming the accuracy of the representations and warranties of the Initial Purchasers contained in Section 1(b) (including Annex A hereto) and their compliance with their agreements set forth therein, no consent, approval, authorization, order, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by each of the Partnership Entities of each of the Transaction Documents to which it is a party, the issuance and sale of the Securities (including the Guarantees) and compliance by it with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents, except for such consents, approvals, authorizations, orders and registrations or qualifications as may be required (i) under applicable state securities laws in connection with the purchase and resale of the Securities by the Initial Purchasers and (ii) with respect to the Exchange Securities (including the related guarantees) under the Securities Act and applicable state securities laws as contemplated by the Registration Rights Agreement.

          (x)    Legal Proceedings.    Except as described in the Preliminary Offering Memorandum and the Offering Memorandum, there are no legal, governmental or regulatory investigations, actions, suits or proceedings pending to which any of the Partnership Entities is or may be a party or to which any of its property is or may be the subject that, individually or in the aggregate, if determined adversely to it, could reasonably be expected to have a Material Adverse Effect; and

  no such investigations, actions, suits or proceedings are threatened or, to the knowledge of each of the Partnership Entities, contemplated by any governmental or regulatory authority or threatened by others.

          (y)    Independent Accountants.    PricewaterhouseCoopers LLP and BKD, LLP, who have each certified certain financial statements included in the Preliminary Offering Memorandum and the Offering Memorandum, are independent public accountants with respect to the Partnership Entities within the meaning of Rule 101 of the Code of Professional Conduct of the American Institute of Certified Public Accountants and its interpretations and rulings thereunder.

          (z)    Title to Properties.    The Partnership Entities have good and indefeasible title to all real property and good title to all personal property described in the Preliminary Offering Memorandum and the Offering Memorandum as owned by the Partnership Entities, free and clear of all liens, claims, security interests, or other encumbrances, except such as (i) do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Partnership Entities, (ii) could not reasonably be expected to have a Material Adverse Effect or (iii) are described, and subject to the limitations contained, in the Preliminary Offering Memorandum and the Offering Memorandum.

          (aa)    Rights-of-Way.    Each of the Partnership Entities has such consents, easements, rights-of-way, permits or licenses from each person (collectively, "rights-of-way") as are necessary to conduct its business in the manner described, and subject to the limitations contained, in the Preliminary Offering Memorandum and the Offering Memorandum, except for (i) qualifications, reservations and encumbrances that would not have a Material Adverse Effect and (ii) such rights-of-way that, if not obtained, would not have, individually or in the aggregate, a Material Adverse Effect; other than as set forth, and subject to the limitations contained, in the Preliminary Offering Memorandum and the Offering Memorandum, each of the Partnership Entities has fulfilled and performed all its material obligations with respect to such rights-of-way and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or would result in any impairment of the rights of the holder of any such rights-of-way, except for such revocations, terminations and impairments that would not have a Material Adverse Effect; and, except as described in the Preliminary Offering Memorandum and the Offering Memorandum, none of such rights-of-way contains any restriction that is materially burdensome to the Partnership Entities, taken as a whole.

          (bb)    Permits.    Each of the Partnership Entities has, or at the Closing Date will have, such permits, consents, licenses, franchises, certificates and authorizations issued by, and have made all declarations and filings with, the appropriate federal, state, local or foreign governmental or regulatory authorities ("permits") as are necessary to own its properties and to conduct its business in the manner described in the Preliminary Offering Memorandum and the Offering Memorandum, subject to such qualifications as may be set forth in the Preliminary Offering Memorandum and the Offering Memorandum and except for such permits that, if not obtained, would not, individually or in the aggregate, have a Material Adverse Effect and except for any permits that are of a routine or administrative nature that are expected in the reasonable judgment of the General Partner to be obtained, as necessary, in the ordinary course of business subsequent to the date hereof; each of the Partnership Entities has fulfilled and performed all its material obligations with respect to such permits which are due to have been fulfilled and performed by such date in the manner described, and subject to the limitations contained, in the Preliminary Offering Memorandum and the Offering Memorandum and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any impairment of the rights of the holder of any such permit, except for such revocations, terminations and impairments that would not, individually or in the aggregate, have a Material Adverse Effect; and, except as described in the Preliminary Offering Memorandum and the Offering Memorandum, none of such permits contains any restriction that is materially burdensome to the Partnership Entities, taken as a whole.

          (cc)    Books and Records.    The Partnership (i) makes and keeps books, records and accounts, which, in reasonable detail, accurately and fairly reflect the transactions and dispositions of assets and (ii) maintains systems of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management's general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management's general or specific authorization; and (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (dd)    Tax Returns.    Each of the Partnership Entities has filed (or has obtained extensions with respect to) all material federal, state and foreign income and franchise tax returns required to be filed through the date hereof, which returns are complete and correct in all material respects, and has timely paid all taxes shown to be due, if any, pursuant to such returns, other than those (i) which are being contested in good faith and for which adequate reserves have been established in accordance with generally accepted accounting principles or (ii) which, if not paid, would not have a Material Adverse Effect.

          (ee)    Investment Company/Public Utility Holding Company.    None of the Partnership Entities is now, and after sale of the Securities to be sold by the Partnership hereunder and application of the net proceeds from such sale as described in the Preliminary Offering Memorandum and the Offering Memorandum under the caption "Use of Proceeds," none of the Partnership Entities will be, (i) an "investment company" or a company "controlled by" an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or (ii) a "public utility company," "holding company" or a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

          (ff)    Environmental Compliance.    Except as described in the Preliminary Offering Memorandum and the Offering Memorandum, the Partnership Entities (i) are in compliance with any and all applicable federal, state and local laws and regulations relating to the protection of human health and safety and the environment or imposing liability or standards of conduct concerning any Hazardous Material (as hereinafter defined) ("Environmental Laws"), (ii) have received all permits required of them under applicable Environmental Laws to conduct their respective businesses, (iii) are in compliance with all terms and conditions of any such permit and (iv) do not have any liability in connection with the release into the environment of any Hazardous Materials (as defined below), except where such noncompliance with Environmental Laws, failure to receive required permits, or failure to comply with the terms and conditions of such permits or liability in connection with such releases would not, individually or in the aggregate, have a Material Adverse Effect. The term "Hazardous Material" means (A) any "hazardous substance" as defined in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, (B) any "hazardous waste" as defined in the Resource Conservation and Recovery Act, as amended, (C) any petroleum or petroleum product, (D) any polychlorinated biphenyl and (E) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material, waste or substance regulated under or within the meaning of any other Environmental Law.

          (gg)    No Labor Dispute.    No labor dispute with the employees of the Partnership Entities exists or, to the knowledge of the Partnership Entities, is imminent or threatened that is reasonably likely to result in a Material Adverse Effect.

          (hh)    Insurance.    The Partnership Entities maintain insurance covering the properties, operations, personnel and businesses of the Partnership Entities against such losses and risks as are reasonably adequate to protect them and their businesses in a manner consistent with other businesses similarly situated. None of the Partnership Entities has received notice from any insurer or agent of such insurer that substantial capital improvements or other expenditures will have to be made in order to continue such insurance, and all such insurance is outstanding and duly in force on the date hereof and will be outstanding and duly in force on the Closing Date.

          (ii)    Litigation.    Except as described in the Preliminary Offering Memorandum and the Offering Memorandum, there is (i) no action, suit or proceeding before or by any court, arbitrator or governmental agency, body or official, domestic or foreign, now pending or, to the knowledge of the Partnership Entities, threatened, to which any of the Partnership Entities is or may be a party or to which the business or property of any of the Partnership Entities is or may be subject, (ii) no statute, rule, regulation or order that has been enacted, adopted or issued by any governmental agency or, to the knowledge of the Partnership Entities, proposed by any governmental agency and (iii) no injunction, restraining order or order of any nature issued by a federal or state court or foreign court of competent jurisdiction to which any of the Partnership Entities is or may be subject, that, in the case of clauses (i), (ii) and (iii) above, is reasonably likely to (A) individually or in the aggregate have a Material Adverse Effect, (B) prevent or result in the suspension of the offering and issuance of the Securities, or (C) in any manner draw into question the validity of any Transaction Document.

          (jj)    No Unlawful Payments.    None of the Partnership Entities or, to the knowledge of the Partnership Entities, any director, officer, agent, employee or other person associated with or acting on behalf of any of the Partnership Entities has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

          (kk)    Solvency.    On and immediately after the Closing Date, the Partnership (after giving effect to the issuance of the Securities and the other transactions related thereto as described in the Preliminary Offering Memorandum and the Offering Memorandum) will be Solvent. As used in this paragraph, the term "Solvent" means, with respect to a particular date, that on such date (i) the present fair market value (or present fair saleable value) of the assets of the Partnership is not less than the total amount required to pay the liabilities of the Partnership on its total existing debts and liabilities (including contingent liabilities) as they become absolute and matured; (ii) the Partnership is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and commitments as they mature and become due in the normal course of business; (iii) assuming consummation of the issuance of the Securities as contemplated by this Agreement, the Preliminary Offering Memorandum and the Offering Memorandum, the Partnership is not incurring debts or liabilities beyond its ability to pay as such debts and liabilities mature; (iv) the Partnership is not engaged in any business or transaction, and does not propose to engage in any business or transaction, for which its property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which the Partnership is engaged; and (v) the Partnership is not a defendant in any civil action that would result in a judgment that the Partnership is or would become unable to satisfy.

          (ll)    No Restrictions on Subsidiaries.    No subsidiary of the Partnership is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Partnership, from making any other distribution on such subsidiary's capital stock or equity interest, from repaying to the Partnership any loans or advances to such subsidiary from the Partnership or from transferring any of such subsidiary's properties or assets to the Partnership or any other subsidiary of the Partnership.

          (mm)    No Broker's Fees.    Neither the Partnership nor any of its subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against any of them or any Initial Purchaser for a brokerage commission, finder's fee or like payment in connection with the offering and sale of the Securities.

          (nn)    Rule 144A Eligibility.    On the Closing Date, the Securities will not be of the same class as securities listed on a national securities exchange registered under Section 6 of the Exchange Act or quoted in an automated inter-dealer quotation system; and each of the Preliminary Offering Memorandum and the Offering Memorandum, as of its respective date, contains or will contain all the information that, if requested by a prospective purchaser of the Securities, would be required to be provided to such prospective purchaser pursuant to Rule 144A(d)(4) under the Securities Act.

          (oo)    No Integration.    None of the Partnership Entities or any of their respective affiliates (as defined in Rule 501(b) of Regulation D) has, directly or through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any security (as defined in the Securities Act), that is or will be integrated with the sale of the Securities in a manner that would require registration of the Securities under the Securities Act.

          (pp)    No General Solicitation or Directed Selling Efforts.    None of the Partnership Entities or any of their respective affiliates or any other person acting on their behalf (other than the Initial Purchasers, as to which no representation is made) has (i) solicited offers for, or offered or sold, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act or (ii) engaged in any directed selling efforts within the meaning of Regulation S under the Securities Act ("Regulation S"), and all such persons have complied with the offering restrictions requirement of Regulation S.

          (qq)    Securities Law Exemptions.    Assuming the accuracy of the representations and warranties of the Initial Purchasers contained in Section 1(b) (including Annex A hereto) and their compliance with their agreements set forth therein, it is not necessary, in connection with the issuance and sale of the Securities to the Initial Purchasers and the offer, resale and delivery of the Securities by the Initial Purchasers in the manner contemplated by this Agreement, the Preliminary Offering Memorandum and the Offering Memorandum, to register the Securities under the Securities Act or to qualify the Indenture under the Trust Indenture Act.

          (rr)    No Stabilization.    None of the Partnership Entities has taken, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities.

          (ss)    Forward-Looking Statements.    No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Preliminary Offering Memorandum and the Offering Memorandum has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

          (tt)    Statistical and Market Data.    Nothing has come to the attention of the Partnership Entities that has caused the Partnership Entities to believe that the statistical and market-related data included or incorporated by reference in the Preliminary Offering Memorandum and the Offering Memorandum is not based on or derived from sources that are reliable and accurate in all material respects.

        4.    Further Agreements of the Partnership Entities.    The Partnership Entities jointly and severally covenant and agree with each Initial Purchaser that:

          (a)    Delivery of Copies.    The Partnership Entities will deliver to the Initial Purchasers as many copies of the Preliminary Offering Memorandum and the Offering Memorandum (including all amendments and supplements thereto) as the Representative may reasonably request.

          (b)    Amendments or Supplements.    Before making or distributing any amendment or supplement to the Preliminary Offering Memorandum or the Offering Memorandum, the Partnership Entities will furnish to the Representative and counsel for the Initial Purchasers a copy of the proposed amendment or supplement or document to be incorporated by reference therein for review, and will not distribute any such proposed amendment or supplement or file any such document with the Commission to which the Representative reasonably objects; provided, that this clause shall not apply to any filing by the Partnership of any Annual Report on Form 10-K, Quarterly Report on Form 10-Q or Current Report on Form 8-K with respect to matters unrelated to the Securities and the offering or exchange thereof.

          (c)    Notice to the Representative.    The Partnership will advise the Representative promptly, and confirm such advice in writing, (i) of the issuance by any governmental or regulatory authority of any order preventing or suspending the use of the Preliminary Offering Memorandum or the Offering Memorandum or the initiation or threatening of any proceeding for that purpose; (ii) of the occurrence of any event at any time prior to the completion of the initial offering of the Securities as a result of which the Offering Memorandum as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Offering Memorandum is delivered to a purchaser, not misleading; and (iii) of the receipt by any Partnership Entity of any notice with respect to any suspension of the qualification of the Securities for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and the Partnership Entities will use their reasonable best efforts to prevent the issuance of any such order preventing or suspending the use of the Preliminary Offering Memorandum or the Offering Memorandum or suspending any such qualification of the Securities and, if any such order is issued, will obtain as soon as possible the withdrawal thereof.

          (d)    Ongoing Compliance of the Offering Memorandum.    If at any time prior to the completion of the initial offering of the Securities (i) any event shall occur or condition shall exist as a result of which the Offering Memorandum as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Offering Memorandum is delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the Offering Memorandum to comply with law, the Partnership will immediately notify the Initial Purchasers thereof and forthwith prepare and, subject to paragraph (b) above, furnish to the Initial Purchasers such amendments or supplements to the Offering Memorandum as may be necessary so that the statements in the Offering Memorandum as so amended or supplemented will not, in the light of the circumstances existing when the Offering Memorandum is delivered to a purchaser, be misleading or so that the Offering Memorandum will comply with law.

          (e)    Blue Sky Compliance.    The Issuers and each of the Guarantors will qualify the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representative shall reasonably request and will continue such qualifications in effect so long as required for the offering and resale of the Securities; provided that none of the Partnership Entities shall be required to (i) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (ii) file any general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any such jurisdiction if it is not otherwise so subject.

          (f)    Clear Market.    During the period from the date hereof through and including the date that is 90 days after the date hereof, the Issuers and each of the Guarantors will not, without the prior written consent of the Representative, offer, sell, contract to sell or otherwise dispose of any debt securities issued or guaranteed by the Issuers or any of the Guarantors which are substantially similar to the Securities.

          (g)    Use of Proceeds.    The Partnership Entities will apply the net proceeds from the sale of the Securities as described in the Preliminary Offering Memorandum and the Offering Memorandum under the heading "Use of Proceeds."

          (h)    Supplying Information.    While the Securities remain outstanding and are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act, the Issuers and each of the Guarantors will, during any period in which the Issuers are not subject to and in compliance with Section 13 or 15(d) of the Exchange Act, furnish to holders of the Securities and prospective purchasers of the Securities designated by such holders, upon the request of such holders or such prospective purchasers, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

          (i)    PORTAL and DTC.    The Partnership Entities will assist the Initial Purchasers in arranging for the Securities to be designated Private Offerings, Resales and Trading through Automated Linkages ("PORTAL") Market securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. ("NASD") relating to trading in the PORTAL Market and for the Securities to be eligible for clearance and settlement through The Depository Trust Company ("DTC").

          (j)    No Resales.    Until the issuance of the Exchange Securities, the Partnership Entities will not, and will not permit any of their respective affiliates (as defined in Rule 144 under the Securities Act) to, resell any of the Securities that have been acquired by any of them, except for Securities purchased by the Partnership Entities or any of their respective affiliates and resold in a transaction registered under the Securities Act.

          (k)    No Integration.    None of the Partnership Entities or any of their affiliates (as defined in Rule 501(b) of Regulation D) will, directly or through any agent, sell, offer for sale, solicit offers to buy or otherwise negotiate in respect of, any security (as defined in the Securities Act), that is or will be integrated with the sale of the Securities in a manner that would require registration of the Securities under the Securities Act.

          (l)    No General Solicitation or Directed Selling Efforts.    None of the Partnership Entities or any of their affiliates or any other person acting on its or their behalf (other than the Initial Purchasers, as to which no covenant is given) will (i) solicit offers for, or offer or sell, the Securities by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) of Regulation D or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act or (ii) engage in any directed selling efforts within the meaning of Regulation S, and all such persons will comply with the offering restrictions requirement of Regulation S.

          (m)    No Stabilization.    None of the Partnership Entities will take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities.

        5.    Conditions to Initial Purchasers' Obligations.    The obligation of each Initial Purchaser to purchase Securities on the Closing Date as provided herein is subject to the performance by the

Partnership Entities of their respective covenants and other obligations hereunder and to the following additional conditions:

          (a)    Representations and Warranties.    The representations and warranties of the Partnership Entities contained herein shall be true and correct on the date hereof and on and as of the Closing Date; and the statements of the Partnership Entities and their respective officers made in any certificates delivered pursuant to this Agreement shall be true and correct on and as of the Closing Date.

          (b)    No Downgrade.    Subsequent to the execution and delivery of this Agreement, (i) no downgrading shall have occurred in the rating accorded the Securities or any other debt securities or preferred stock issued or guaranteed by any of the Partnership Entities by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act; and (ii) no such organization shall have publicly announced that it has under surveillance or review, or has changed its outlook with respect to, its rating of the Securities or of any other debt securities or preferred securities issued or guaranteed by any of the Partnership Entities (other than an announcement with positive implications of a possible upgrading).

          (c)    No Material Adverse Change.    Subsequent to the execution and delivery of this Agreement, no event or condition of a type described in Section 3(d) hereof shall have occurred or shall exist, which event or condition is not described in the Preliminary Offering Memorandum and the Offering Memorandum (excluding any amendment or supplement thereto or any document filed with the Commission after the date hereof and incorporated by reference therein) and the effect of which in the judgment of the Representative makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities on the terms and in the manner contemplated by this Agreement, the Preliminary Offering Memorandum and the Offering Memorandum.

          (d)    Officer's Certificate.    The Representative shall have received on and as of the Closing Date a certificate of an executive officer of each of the Partnership Entities who has specific knowledge of such Partnership Entity's financial matters and is satisfactory to the Representative (i) confirming that such officer has reviewed the Preliminary Offering Memorandum and the Offering Memorandum and, to the knowledge of such officer, the representation set forth in Section 3(a) hereof is true and correct, (ii) confirming that the other representations and warranties of such Partnership Entity in this Agreement are true and correct and that the Partnership Entities have complied with all agreements and satisfied all conditions on their part to be performed or satisfied hereunder at or prior to the Closing Date and (iii) to the effect set forth in paragraphs (b) and (c) above.

          (e)    Comfort Letters.    On the date of this Agreement and on the Closing Date, KPMG LLP shall have furnished to the Representative, at the request of the Issuers, letters, dated the respective dates of delivery thereof and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representative, containing statements and information of the type customarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Preliminary Offering Memorandum and the Offering Memorandum; provided that the letter delivered on the Closing Date shall use a "cut-off" date no more than three business days prior to the Closing Date.

          (f)    Opinion of Counsel for the Partnership Entities.    Vinson & Elkins L.L.P., counsel for the Partnership Entities, shall have furnished to the Representative, at the request of the Partnership Entities, their written opinion, dated the Closing Date and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representative, to the effect set forth in Annex B hereto.

          (g)    Opinion of Local Counsel for the Partnership Entities.    Loomis, Ewert, Parsley, Davis and Gotting, Michigan counsel for the Partnership Entities, and Hall, Estill, Hardwick, Gable, Golden & Nelson, P.C., Oklahoma counsel for the Partnership Entities, shall have furnished to the Representative, at the request of the Partnership Entities, their written opinions, dated the Closing Date and addressed to the Initial Purchasers, in form and substance reasonably satisfactory to the Representative, to the effect set forth in Annex C hereto.

          (h)    Opinion of Counsel for the Initial Purchasers.    The Representative shall have received on and as of the Closing Date an opinion of Baker Botts L.L.P., counsel for the Initial Purchasers, with respect to such matters as the Representative may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.

          (i)    No Legal Impediment to Issuance.    No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date, prevent the issuance or sale of the Securities or the issuance of the Guarantees; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date, prevent the issuance or sale of the Securities or the issuance of the Guarantees.

          (j)    Good Standing.    The Representative shall have received on and as of the Closing Date satisfactory evidence of the good standing of the Partnership Entities in their respective jurisdictions of organization and their good standing in such other jurisdictions as the Representative may reasonably request, in each case in writing or any standard form of telecommunication, from the appropriate governmental authorities of such jurisdictions.

          (k)    Registration Rights Agreement.    The Initial Purchasers shall have received a counterpart of the Registration Rights Agreement that shall have been executed and delivered by a duly authorized officer of each of the Partnership Entities.

          (l)    PORTAL and DTC.    The Securities shall have been approved by the NASD for trading in the PORTAL Market and shall be eligible for clearance and settlement through DTC.

          (m)    Additional Documents.    On or prior to the Closing Date, the Partnership Entities shall have furnished to the Representative such further certificates and documents as the Representative may reasonably request.

        All opinions, letters, certificates and evidence mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Initial Purchasers.

        6.    Indemnification and Contribution.

          (a)    Indemnification of the Initial Purchasers.    The Partnership Entities jointly and severally agree to indemnify and hold harmless each Initial Purchaser, its affiliates, directors and officers and each person, if any, who controls such Initial Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Offering Memorandum or the Offering Memorandum (or any amendment or supplement thereto) or any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Initial Purchaser furnished to the Partnership Entities in writing by such Initial Purchaser through the Representative expressly for use therein; provided, that with respect to any such untrue statement in or omission from the Preliminary Offering Memorandum, the indemnity agreement contained in this paragraph (a) shall not inure to the benefit of any Initial Purchaser to the extent that the sale to the person asserting any such loss, claim, damage or liability was an initial resale by such Initial Purchaser and any such loss, claim, damage or liability of or with respect to such Initial Purchaser results from the fact that both (i) a copy of the Offering Memorandum (excluding any documents incorporated by reference therein) was not sent or given to such person at or prior to the written confirmation of the sale of such Securities to such person and (ii) the untrue statement in or omission from such Preliminary Offering Memorandum was corrected in the Offering Memorandum unless, in either case, such failure to deliver the Offering Memorandum was a result of noncompliance by the Partnership Entities with the provisions of Section 4 hereof.

          (b)    Indemnification of the Partnership Entities.    Each Initial Purchaser agrees, severally and not jointly, to indemnify and hold harmless the Partnership Entities, their respective directors and officers and each person, if any, who controls the any of the Partnership Entities within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Initial Purchaser furnished to the Partnership Entities in writing by such Initial Purchaser through the Representative expressly for use in the Preliminary Offering Memorandum and the Offering Memorandum (or any amendment or supplement thereto), it being understood and agreed that the only such information consists of the following: the third paragraph, the fifth and sixth sentences of the eighth paragraph and the tenth paragraph under the caption "Plan of Distribution" in the Preliminary Offering Memorandum and the Offering Memorandum.

          (c)    Notice and Procedures.    If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnification may be sought pursuant to either paragraph (a) or (b) above, such person (the "Indemnified Person") shall promptly notify the person against whom such indemnification may be sought (the "Indemnifying Person") in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under this Section 6 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under this Section 6. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others entitled to indemnification pursuant to this Section 6 that the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding, as incurred. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for any Initial Purchaser, its affiliates, directors and officers and any control persons of such Initial Purchaser shall be designated in writing by J.P. Morgan Securities Inc. and any such separate firm for the Partnership Entities and any control persons of the Partnership Entities shall be designated in writing by the Partnership. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested that an Indemnifying Person reimburse the Indemnified Person for fees and expenses of counsel as contemplated by this paragraph, the Indemnifying Person shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by the Indemnifying Person of such request and (ii) the Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (x) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

          (d)    Contribution.    If the indemnification provided for in paragraphs (a) and (b) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Partnership Entities on the one hand and the Initial Purchasers on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Partnership Entities on the one hand and the Initial Purchasers on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Partnership Entities on the one hand and the Initial Purchasers on the other shall be deemed to be in the same respective proportions as the net proceeds (before deducting expenses) received by the Issuers from the sale of the Securities and the total discounts and commissions received by the Initial Purchasers in connection therewith, as provided in this Agreement, bear to the aggregate offering price of the Securities. The relative fault of the Partnership Entities on the one hand and the Initial Purchasers on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Partnership Entities or by the Initial Purchasers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          (e)    Limitation on Liability.    The Partnership Entities and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with any such action or claim. Notwithstanding the provisions of this Section 6, in no event shall an Initial Purchaser be required to contribute any amount in excess of the amount by which the total discounts and commissions received by such Initial Purchaser with respect to the offering of the Securities exceeds the amount of any damages that such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers' obligations to contribute pursuant to this Section 6 are several in proportion to their respective purchase obligations hereunder and not joint.

          (f)    Non-Exclusive Remedies.    The remedies provided for in this Section 6 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any Indemnified Person at law or in equity.

        7.    Termination.    This Agreement may be terminated in the absolute discretion of the Representative, by notice to the Partnership, if after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on the New York Stock Exchange, the American Stock Exchange or the over-the-counter market; (ii) trading of any securities issued or guaranteed by the Partnership or any of the Guarantors shall have been suspended on any exchange or in any over-the-counter market; (iii) a general moratorium on commercial banking activities shall have been declared by federal or New York State authorities; or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis, either within or outside the United States, that, in the judgment of the Representative, is material and adverse and makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities on the terms and in the manner contemplated by this Agreement and the Offering Memorandum.

        8.    Defaulting Initial Purchaser.    (a)    If, on the Closing Date, any Initial Purchaser defaults on its obligation to purchase the Securities that it has agreed to purchase hereunder, the non-defaulting Initial Purchasers may in their discretion arrange for the purchase of such Securities by other persons satisfactory to the Partnership on the terms contained in this Agreement. If, within 36 hours after any such default by any Initial Purchaser, the non-defaulting Initial Purchasers do not arrange for the purchase of such Securities, then the Issuers shall be entitled to a further period of 36 hours within which to procure other persons satisfactory to the non-defaulting Initial Purchasers to purchase such Securities on such terms. If other persons become obligated or agree to purchase the Securities of a defaulting Initial Purchaser, either the non-defaulting Initial Purchasers or the Issuers may postpone the Closing Date for up to five full business days in order to effect any changes that in the opinion of counsel for the Issuers or counsel for the Initial Purchasers may be necessary in the Offering Memorandum or in any other document or arrangement, and the Issuers agree to promptly prepare any amendment or supplement to the Offering Memorandum that effects any such changes. As used in this Agreement, the term "Initial Purchaser" includes, for all purposes of this Agreement unless the context otherwise requires, any person not listed in Schedule 1 hereto that, pursuant to this Section 8, purchases Securities that a defaulting Initial Purchaser agreed but failed to purchase.

          (b)   If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Initial Purchaser or Initial Purchasers by the non-defaulting Initial Purchasers and the Issuers as provided in paragraph (a) above, the aggregate principal amount of such Securities that remains unpurchased does not exceed one-eleventh of the aggregate principal amount of all the Securities, then the Issuers shall have the right to require each non-defaulting Initial Purchaser to purchase the principal amount of Securities that such Initial Purchaser agreed to purchase hereunder plus such Initial Purchaser's pro rata share (based on the principal amount of Securities that such Initial Purchaser agreed to purchase hereunder) of the Securities of such defaulting Initial Purchaser or Initial Purchasers for which such arrangements have not been made.

          (c)   If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Initial Purchaser or Initial Purchasers by the non-defaulting Initial Purchasers and the Issuers as provided in paragraph (a) above, the aggregate principal amount of such Securities that remains unpurchased exceeds one-eleventh of the aggregate principal amount of all the Securities, or if the Issuers shall not exercise the right described in paragraph (b) above, then this Agreement shall terminate without liability on the part of the non-defaulting Initial Purchasers. Any termination of this Agreement pursuant to this Section 8 shall be without liability on the part of the Partnership Entities, except that each of the Partnership Entities will continue to be liable for the payment of expenses as set forth in Section 9 hereof and except that the provisions of Section 6 hereof shall not terminate and shall remain in effect.

          (d)   Nothing contained in this Section 8 shall relieve a defaulting Initial Purchaser of any liability it may have to the Partnership Entities or any non-defaulting Initial Purchaser for damages caused by its default.

        9.    Payment of Expenses.    (a)    Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Partnership Entities jointly and severally agree to pay or cause to be paid all costs and expenses incident to the performance of their respective obligations hereunder, including without limitation, (i) the costs incident to the authorization, issuance, sale, preparation and delivery of the Securities and any taxes payable in that connection; (ii) the costs incident to the preparation and printing of the Preliminary Offering Memorandum and the Offering Memorandum (including any amendment or supplement thereto) and the distribution thereof; (iii) the costs of reproducing and distributing each of the Transaction Documents; (iv) the fees and expenses of the Partnership Entities' counsel and independent accountants; (v) the fees and expenses incurred in connection with the registration or qualification and determination of eligibility for investment of the Securities under the laws of such jurisdictions as the Representative may designate and the preparation, printing and distribution of a Blue Sky Memorandum (including the related fees and expenses of counsel for the Initial Purchasers); (vi) any fees charged by rating agencies for rating the Securities; (vii) the fees and expenses of the Trustee and any paying agent (including related fees and expenses of any counsel to such parties); (viii) all expenses and application fees incurred in connection with the application for the inclusion of the Securities on the PORTAL Market and the approval of the Securities for book-entry transfer by DTC; and (ix) all expenses incurred by the Partnership Entities in connection with any "road show" presentation to potential investors.

          (b)   If (i) this Agreement is terminated pursuant to Section 7(ii), (ii) the Issuers for any reason fail to tender the Securities for delivery to the Initial Purchasers or (iii) the Initial Purchasers decline to purchase the Securities for any reason permitted under this Agreement, each of the Partnership Entities jointly and severally agrees to reimburse the Initial Purchasers for all out-of-pocket costs and expenses (including the fees and expenses of their counsel) reasonably incurred by the Initial Purchasers in connection with this Agreement and the offering contemplated hereby.

        10.    Persons Entitled to Benefit of Agreement.    This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and any controlling persons referred to herein, and the affiliates, officers and directors of each Initial Purchaser referred to in Section 6 hereof. Nothing in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein. No purchaser of Securities from any Initial Purchaser shall be deemed to be a successor merely by reason of such purchase.

        11.    Survival.    The respective indemnities, rights of contribution, representations, warranties and agreements of the Partnership Entities and the Initial Purchasers contained in this Agreement or made by or on behalf of the Partnership Entities or the Initial Purchasers pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Securities and shall remain in full force and effect, regardless of any termination of this Agreement or any investigation made by or on behalf of the Partnership Entities or the Initial Purchasers.

        12.    Certain Defined Terms.    For purposes of this Agreement, (a) except where otherwise expressly provided, the term "affiliate" has the meaning set forth in Rule 405 under the Securities Act; (b) the term "business day" means any day other than a day on which banks are permitted or required to be closed in New York City; (c) the term "Exchange Act" means the Securities Exchange Act of 1934, as amended; and (d) the term "subsidiary" has the meaning set forth in Rule 405 under the Securities Act.

        13.    Miscellaneous.    (a)    Authority of the Representative.    Any action by the Initial Purchasers hereunder may be taken by J.P. Morgan Securities Inc. on behalf of the Initial Purchasers, and any such action taken by J.P. Morgan Securities Inc. shall be binding upon the Initial Purchasers.

        (b)    Notices.    All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of telecommunication. Notices to the Initial Purchasers shall be given to the Representative c/o J.P. Morgan Securities Inc., 270 Park Avenue, New York, New York 10017 (fax: (212) 270-1063); Attention: Lawrence Landry. Notices to the Partnership Entities shall be given to them at MarkWest Energy Partners, L.P., 155 Inverness Drive West, Suite 200, Englewood, Colorado 80112 (fax:(303) 290-8769); Attention: Andrew Schroeder.

        (c)    Governing Law.    This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

        (d)    Counterparts.    This Agreement may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument.

        (e)    Amendments or Waivers.    No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

        (f)    Headings.    The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

        If the foregoing is in accordance with your understanding, please indicate your acceptance of this Agreement by signing in the space provided below.

Very truly yours,
MARKWEST ENERGY PARTNERS L.P.
	By:	MARKWEST ENERGY GP, L.L.C., its General Partner
By:	/s/ ANDREW L. SCHROEDER
Name:	Andrew L. Schroeder
Title:	Vice President and Treasurer
MARKWEST ENERGY OPERATING COMPANY, L.L.C.
	By:	MARKWEST ENERGY PARTNERS, L.P., its Managing Member
	By:	MARKWEST ENERGY GP, L.L.C., its General Partner
By:	/s/ ANDREW L. SCHROEDER
Name:	Andrew L. Schroeder
Title:	Vice President and Treasurer

BASIN PIPELINE L.L.C.
	By:	MarkWest Energy Operating Company, L.L.C., its Managing Member
	By:	MARKWEST ENERGY PARTNERS, L.P., its Managing Member
	By:	MARKWEST ENERGY GP, L.L.C., its General Partner
By:	/s/ ANDREW L. SCHROEDER
Name:	Andrew L. Schroeder
Title:	Vice President and Treasurer
WEST SHORE PROCESSING COMPANY, L.L.C.
	By:	MarkWest Energy Operating Company, L.L.C., its Managing Member
	By:	MARKWEST ENERGY PARTNERS, L.P., its Managing Member
	By:	MARKWEST ENERGY GP, L.L.C., its General Partner
By:	/s/ ANDREW L. SCHROEDER
Name:	Andrew L. Schroeder
Title:	Vice President and Treasurer
MARKWEST ENERGY APPALACHIA, L.L.C.
	By:	MarkWest Energy Operating Company, L.L.C., its Managing Member
	By:	MARKWEST ENERGY PARTNERS, L.P., its Managing Member
	By:	MARKWEST ENERGY GP, L.L.C., its General Partner
By:	/s/ ANDREW L. SCHROEDER
Name:	Andrew L. Schroeder
Title:	Vice President and Treasurer

MARKWEST TEXAS GP, L.L.C.
	By:	MarkWest Energy Operating Company, L.L.C., its Managing Member
	By:	MARKWEST ENERGY PARTNERS, L.P., its Managing Member
	By:	MARKWEST ENERGY GP, L.L.C., its General Partner
By:	/s/ ANDREW L. SCHROEDER
Name:	Andrew L. Schroeder
Title:	Vice President and Treasurer
MW TEXAS LIMITED, L.L.C.
	By:	MarkWest Energy Operating Company, L.L.C., its Managing Member
	By:	MARKWEST ENERGY PARTNERS, L.P., its Managing Member
	By:	MARKWEST ENERGY GP, L.L.C., its General Partner
By:	/s/ ANDREW L. SCHROEDER
Name:	Andrew L. Schroeder
Title:	Vice President and Treasurer
MARKWEST MICHIGAN PIPELINE COMPANY, L.L.C.
	By:	MarkWest Energy Operating Company, L.L.C., its Managing Member
	By:	MARKWEST ENERGY PARTNERS, L.P., its Managing Member
	By:	MARKWEST ENERGY GP, L.L.C., its General Partner
By:	/s/ ANDREW L. SCHROEDER
Name:	Andrew L. Schroeder
Title:	Vice President and Treasurer

MARKWEST WESTERN OKLAHOMA GAS COMPANY, L.L.C.
	By:	MarkWest Energy Operating Company, L.L.C., its Managing Member
	By:	MARKWEST ENERGY PARTNERS, L.P., its Managing Member
	By:	MARKWEST ENERGY GP, L.L.C., its General Partner
By:	/s/ ANDREW L. SCHROEDER
Name:	Andrew L. Schroeder
Title:	Vice President and Treasurer
MARKWEST NEW MEXICO, L.P.
	By:	MARKWEST TEXAS GP, L.L.C., its general partner
	By:	MarkWest Energy Operating Company, L.L.C., its Managing Member
	By:	MARKWEST ENERGY PARTNERS, L.P., its Managing Member
	By:	MARKWEST ENERGY GP, L.L.C., its General Partner
By:	/s/ ANDREW L. SCHROEDER
Name:	Andrew L. Schroeder
Title:	Vice President and Treasurer
MARKWEST PINNACLE L.P.
	By:	MARKWEST TEXAS GP, L.L.C., its general partner
	By:	MarkWest Energy Operating Company, L.L.C., its Managing Member
	By:	MARKWEST ENERGY PARTNERS, L.P., its Managing Member
	By:	MARKWEST ENERGY GP, L.L.C., its General Partner
By:	/s/ ANDREW L. SCHROEDER
Name:	Andrew L. Schroeder
Title:	Vice President and Treasurer

MARKWEST PNG UTILITY L.P.
	By:	MARKWEST TEXAS GP, L.L.C., its general partner
	By:	MarkWest Energy Operating Company, L.L.C., its Managing Member
	By:	MARKWEST ENERGY PARTNERS, L.P., its Managing Member
	By:	MARKWEST ENERGY GP, L.L.C., its General Partner
By:	/s/ ANDREW L. SCHROEDER
Name:	Andrew L. Schroeder
Title:	Vice President and Treasurer
MARKWEST TEXAS PNG UTILITY L.P.
	By:	MARKWEST TEXAS GP, L.L.C., its general partner
	By:	MarkWest Energy Operating Company, L.L.C., its Managing Member
	By:	MARKWEST ENERGY PARTNERS, L.P., its Managing Member
	By:	MARKWEST ENERGY GP, L.L.C., its General Partner
By:	/s/ ANDREW L. SCHROEDER
Name:	Andrew L. Schroeder
Title:	Vice President and Treasurer
MARKWEST BLACKHAWK L.P.
	By:	MARKWEST TEXAS GP, L.L.C., its general partner
	By:	MarkWest Energy Operating Company, L.L.C., its Managing Member
	By:	MARKWEST ENERGY PARTNERS, L.P., its Managing Member
	By:	MARKWEST ENERGY GP, L.L.C., its General Partner
By:	/s/ ANDREW L. SCHROEDER
Name:	Andrew L. Schroeder
Title:	Vice President and Treasurer

MARKWEST POWER TEX L.P.
	By:	MARKWEST TEXAS GP, L.L.C., its general partner
	By:	MarkWest Energy Operating Company, L.L.C., its Managing Member
	By:	MARKWEST ENERGY PARTNERS, L.P., its Managing Member
	By:	MARKWEST ENERGY GP, L.L.C., its General Partner
By:	/s/ ANDREW L. SCHROEDER
Name:	Andrew L. Schroeder
Title:	Vice President and Treasurer
MARKWEST ENERGY EAST TEXAS GAS COMPANY L.P.
	By:	MARKWEST TEXAS GP, L.L.C., its general partner
	By:	MarkWest Energy Operating Company, L.L.C., its Managing Member
	By:	MARKWEST ENERGY PARTNERS, L.P., its Managing Member
	By:	MARKWEST ENERGY GP, L.L.C., its General Partner
By:	/s/ ANDREW L. SCHROEDER
Name:	Andrew L. Schroeder
Title:	Vice President and Treasurer

Accepted: October 19, 2004
J.P. MORGAN SECURITIES INC.
For itself and on behalf of the several Initial Purchasers listed in Schedule 1 hereto.
By	/s/ DAN POMBO Name: Dan Pombo Title: Vice President

Schedule 1

Initial Purchaser	Principal Amount
J.P. Morgan Securities Inc.	$84,375,000
RBC Capital Markets Corporation	84,375,000
Fortis Securities LLC	11,250,000
Jefferies & Company, Inc.	9,000,000
Lehman Brothers Inc.	9,000,000
Piper Jaffray & Co.	9,000,000
SG Americas Securities, LLC	9,000,000
Wachovia Capital Markets, LLC	9,000,000

Total	$225,000,000

Annex A

Restrictions on Offers and Sales Outside the United States

        In connection with offers and sales of Securities outside the United States:

          (a)   Each Initial Purchaser acknowledges that the Securities have not been registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except pursuant to an exemption from, or in transactions not subject to, the registration requirements of the Securities Act.

          (b)   Each Initial Purchaser, severally and not jointly, represents, warrants and agrees that:

            (i)    Such Initial Purchaser has offered and sold the Securities, and will offer and sell the Securities, (A) as part of their distribution at any time and (B) otherwise until 40 days after the later of the commencement of the offering of the Securities and the Closing Date, only in accordance with Regulation S under the Securities Act ("Regulation S") or Rule 144A or any other available exemption from registration under the Securities Act.

            (ii)   None of such Initial Purchaser or any of its affiliates or any other person acting on its or their behalf has engaged or will engage in any directed selling efforts with respect to the Securities, and all such persons have complied and will comply with the offering restrictions requirement of Regulation S.

            (iii)  At or prior to the confirmation of sale of any Securities sold in reliance on Regulation S, such Initial Purchaser will have sent to each distributor, dealer or other person receiving a selling concession, fee or other remuneration that purchase Securities from it during the distribution compliance period a confirmation or notice to substantially the following effect:

        "The Securities covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the "Securities Act"), and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of their distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering of the Securities and the date of original issuance of the Securities, except in accordance with Regulation S or Rule 144A or any other available exemption from registration under the Securities Act. Terms used above have the meanings given to them by Regulation S."

            (iv)  Such Initial Purchaser has not entered and will not enter into any contractual arrangement with any distributor with respect to the distribution of the Securities, except with its affiliates or with the prior written consent of the Partnership.

Terms used in paragraph (a) and this paragraph (b) and not otherwise defined in this Agreement have the meanings given to them by Regulation S.

          (c)   Each Initial Purchaser, severally and not jointly, represents, warrants and agrees that:

            (i)    it has not offered or sold and, prior to the date six months after the Closing Date, will not offer or sell any Securities to persons in the United Kingdom except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the United Kingdom Public Offers of Securities Regulations 1995 (as amended);

            (ii)   it has only communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of Section 21 of the United Kingdom Financial Services and Markets Act 2000 (the "FSMA")) received by it in connection with the issue or sale of any Securities in circumstances in which Section 21(1) of the FSMA does not apply to the Partnership Entities; and

            (iii)  it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the Securities in, from or otherwise involving the United Kingdom.

          (d)   Each Initial Purchaser acknowledges that no action has been or will be taken by the Partnership Entities that would permit a public offering of the Securities, or possession or distribution of the Preliminary Offering Memorandum, the Offering Memorandum or any other offering or publicity material relating to the Securities, in any country or jurisdiction where action for that purpose is required.

Annex B

Form of Opinion of Vinson & Elkins L.L.P.

          (i)    Each of the Partnership and East Texas LP has been duly formed and is validly existing in good standing as a limited partnership under the Delaware LP Act with all necessary partnership power and authority to own or lease its properties and to conduct its business in all material respects as described in the Preliminary Offering Memorandum and the Offering Memorandum. Each of the Partnership and East Texas LP is duly registered or qualified as a foreign limited partnership for the transaction of business under the laws of the jurisdictions set forth on Exhibit B to this Agreement.

          (ii)   Each of the General Partner, the Operating Company, MarkWest Appalachia LLC, Texas GP and Texas Limited has been duly formed and is validly existing in good standing as a limited liability company under the Delaware LLC Act with all necessary limited liability company power and authority to own or lease its properties and to conduct its business in all material respects as described in the Preliminary Offering Memorandum and the Offering Memorandum. The General Partner has all necessary limited liability company power and authority to act as general partner of the Partnership. Texas GP has all necessary limited liability company power and authority to act as general partner of each of the LP Operating Subs and East Texas LP. Each of the General Partner, the Operating Company and MarkWest Appalachia LLC, Texas LP and Texas Limited is duly registered or qualified as a foreign limited liability company for the transaction of business under the laws of the jurisdictions set forth on Exhibit B to this Agreement.

          (iii)  Each of the LP Operating Subs has been duly formed and is validly existing in good standing as a limited partnership under the LP Act with all necessary limited partnership power and authority to own or lease its properties and to conduct its business, in each case in all material respects as described in the Offering Memorandum. Each of the LP Operating Subs is duly registered or qualified as a foreign limited partnership for the transaction of business under the laws of the jurisdictions set forth on Exhibit B to this Agreement.

          (iv)  The General Partner is the sole general partner of the Partnership. The General Partner owns a 2% general partner interest in the Partnership; such general partner interest has been duly authorized and validly issued in accordance with the Partnership Agreement; and the General Partner owns its general partner interest free and clear of all liens, encumbrances (except for restrictions on transferability described in the Preliminary Offering Memorandum and the Offering Memorandum), security interests, charges or claims (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the General Partner as debtor is on file in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LP Act.

          (v)   As of the date hereof, the limited partner interests in the Partnership consist of [    ] Common Units, [    ] Subordinated Units and the Incentive Distribution Rights. All outstanding Common Units and Subordinated Units and the Incentive Distribution Rights and the limited partner interests represented thereby have been duly authorized and validly issued in accordance with the Partnership Agreement, and are fully paid (to the extent required under the Partnership Agreement) and nonassessable (except as such nonassessability may be affected by Section 17-607 of the Delaware LP Act).

          (vi)  The Partnership owns 100% of the issued and outstanding capital stock of Finance Corp; such capital stock has been duly authorized and validly issued in accordance with the Finance Corp Organizational Documents and are fully paid and nonassessable; and the Partnership owns such capital stock free and clear of all liens, encumbrances, security interests, charges or claims (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming MarkWest, any member of the Management Group or the General Partner as debtor is on file in the office of the Secretary of State of the State of Delaware, (ii) arising under the Bank Credit Agreement or (iii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware General Corporation Law.

          (vii) The Partnership owns a 100% membership interest in the Operating Company; such membership interest has been duly authorized and validly issued in accordance with the Operating Company LLC Agreement and is fully paid (to the extent required under the Operating Company LLC Agreement) and nonassessable (except as such nonassessability may be affected by Section 18-607 of the Delaware LLC Act); and the Partnership owns such membership interest free and clear of all liens, encumbrances, security interests, charges or claims (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Partnership as debtor is on file in the office of the Secretary of State of the State of Delaware, (ii) arising under the Bank Credit Agreement or (iii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LLC Act.

          (viii) The Operating Company owns of record 100% of the issued and outstanding membership interests in each of MarkWest Appalachia LLC, Texas GP and Texas Limited (collectively, the "Delaware LLC Operating Subs"); the membership interests of each of the Delaware LLC Operating Subs have been duly authorized and validly issued in accordance with its respective limited liability company agreement and are fully paid (to the extent required under the its respective limited liability company agreement) and nonassessable (except as such nonassessability may be affected by Section 18-607 of the Delaware LLC Act); and the Operating Company owns such membership interests free and clear of all liens, encumbrances, security interests, charges or claims (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Operating Company as debtor is on file in the office of the Secretary of State of the State of Delaware, (ii) arising under the Bank Credit Agreement or (iii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LLC Act.

          (ix)  Texas GP is the sole general partner of each of the LP Operating Subs and East Texas LP with a 0.001% general partner interest in each of the LP Operating Subs and East Texas LP; such general partner interest has been duly authorized and validly issued in accordance with Operating Subs Partnership Agreements and East Texas LP's partnership agreement (as the same may be amended or restated at or prior to the Closing Date), and Texas GP owns such general partner interest free and clear of all liens, encumbrances, security interests, charges or claims (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware, in the case of East Texas LP, or the Uniform Commercial Code of the State of Texas, in the case of the LP Operating Subs, naming Texas GP as a debtor is on file in the office of the Secretary of State of the State of Delaware, in the case of East Texas LP, or the Secretary of State of the State of Texas, in the case of the LP Operating Subs, or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LP Act, in the case of East Texas LP, or under the Texas LP Act, in the case of the LP Operating Subs, and other than those arising under the Bank Credit Agreement. Texas Limited is the sole limited partner of each of the LP Operating Subs and East Texas LP with a 99.999% limited partner interest in each of the LP Operating Subs and East Texas LP; such limited partner interest has been duly authorized and validly issued in accordance with Operating Subs Partnership Agreements and East Texas LP's partnership agreement (as the same may be amended or restated at or prior to the Closing Date) and is fully paid (to the extent required under the Operating Subs

  Partnership Agreements and East Texas LP's partnership agreement) and nonassessable (except as such nonassessability may be affected by Section 17-607 of the Delaware LP Act, in the case of East Texas LP, or by Sections 3.03, 5.02 and 6.07 of the Texas LP Act, in the case of the LP Operating Subs); and Texas Limited owns such limited partner interest free and clear of all liens, encumbrances, security interests, charges or claims (i) in respect of which a financing statement under the Uniform Commercial Code of the Uniform Commercial Code of the State of Delaware, in the case of East Texas LP, or the Uniform Commercial Code of the State of Texas, in the case of the LP Operating Subs, naming Texas Limited as a debtor is on file in the office of the Secretary of State of the State of Delaware, in the case of East Texas LP, or the Secretary of State of the State of Texas, in the case of the LP Operating Subs, or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LP Act, in the case of East Texas LP, or under the Texas LP Act, in the case of the LP Operating Subs, and other than those arising under the Bank Credit Agreement.

          (x)   The Indenture has been duly authorized, executed and delivered by the Issuers and by the Operating Company, the Delaware LLC Operating Subs, the LP Operating Subs and East Texas LP (collectively, the "Delaware-Texas Parties") and, assuming due execution and delivery thereof by West Shore LLC, Basin LLC, Michigan Pipeline LLC and Western Oklahoma LLC (collectively, the "Other Subs") and the Trustee, constitutes a valid and legally binding agreement of each of the Issuers and each of the Guarantors enforceable against each of the Issuers and each of the Guarantors in accordance with its terms, subject to the Enforceability Exceptions; and the Indenture conforms in all material respects with the requirements of the Trust Indenture Act and the rules and regulations of the Commission applicable to an indenture that is qualified thereunder.

          (xi)  The Securities have been duly authorized, executed and delivered by each of the Issuers and, when duly authenticated as provided in the Indenture and paid for as provided herein, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of each of the Issuers enforceable against each of the Issuers in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture; and the Guarantees have been duly authorized by each of the Delaware-Texas Parties and, when the Securities have been duly executed, authenticated, issued and delivered as provided in the Indenture and paid for as provided herein and, assuming due authorization of the Guarantees by the Other Subs, will be valid and legally binding obligations of each of the Guarantors, enforceable against each of the Guarantors in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture.

          (xii) The Exchange Securities (including the related guarantees) have been duly authorized by each of the Issuers and each of the Delaware-Texas Parties and, when duly executed, authenticated, issued and delivered as contemplated by the Indenture and the Registration Rights Agreement and, assuming due authorization of the Exchange Securities (including the related guarantees) by the Other Subs, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of each of the Issuers, as issuer, and each of the Guarantors, as guarantor, enforceable against them in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture.

          (xiii) This Agreement has been duly authorized, executed and delivered by each of the Issuers and each of the Delaware-Texas Parties.

          (xiv) The Registration Rights Agreement has been duly authorized by the Issuers and each of the Delaware-Texas Parties and, when duly executed and delivered by the other parties thereto, will constitute a valid and legally binding agreement of the Issuers and each of the Guarantors enforceable against each of the Partnership Entities in accordance with its terms, subject to the

  Enforceability Exceptions, and except that the indemnity and contribution provisions thereunder may be limited by applicable laws, general principles of equity and public policy.

          (xv) The execution, delivery and performance by each of the Partnership Entities of each of the Transaction Documents to which it is a party, the issuance and sale of the Securities (including the Guarantees) and compliance by it with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of its property or assets pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument filed or incorporated by reference as an exhibit to the Partnership's annual report on Form 10-K for the year ended December 31, 2003, quarterly reports on Form 10-Q for the quarters ended March 31, 2004 or June 30, 2004 or any applicable current report on Form 8-K filed with the Commission beginning January 1, 2004, (ii) result in any violation by either of the Issuers or any of the Delaware-Texas parties of the provisions of its certificate or agreement of limited partnership, limited liability company agreement, charter, by-laws or similar organizational documents or (iii) result in the violation of the Delaware LP Act, the Delaware LLC Act, Texas law, New York law or, assuming the accuracy of the representations and warranties of the Initial Purchasers contained in this Agreement and their compliance with their agreements set forth herein, federal law (provided that such counsel need express no opinion with respect to compliance with any state securities or federal or state antitrust law except as otherwise specifically stated in the opinion of such counsel) or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (i) and (iii) above, for any such conflict, breach or violation that would not, individually or in the aggregate, have a Material Adverse Effect.

          (xvi) Assuming the accuracy of the representations and warranties of the Initial Purchasers contained in this Agreement and their compliance with their agreements set forth herein, no consent, approval, authorization, order, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by each of the Partnership Entities of each of the Transaction Documents to which it is a party, the issuance and sale of the Securities (including the Guarantees) and compliance by it with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents, except for such consents, approvals, authorizations, orders and registrations or qualifications as may be required (i) under applicable state securities laws in connection with the purchase and resale of the Securities by the Initial Purchasers and (ii) with respect to the Exchange Securities (including the related guarantees) under the Securities Act and applicable state securities laws as contemplated by the Registration Rights Agreement.

          (xvii) Each Transaction Document conforms in all material respects to the description thereof contained in the Preliminary Offering Memorandum and the Offering Memorandum.

          (xviii) To the knowledge of such counsel, except as described in the Preliminary Offering Memorandum and the Offering Memorandum, there are no legal, governmental or regulatory investigations, actions, suits or proceedings pending to which any of the Partnership Entities is or may be a party or to which any property of any of the Partnership Entities is or may be the subject that, individually or in the aggregate, if determined adversely to any of the Partnership Entities, could reasonably be expected to have a Material Adverse Effect; and no such investigations, actions, suits or proceedings are threatened or, to the knowledge of such counsel, contemplated by any governmental or regulatory authority or threatened by others.

          (xix) The statements set forth in the Preliminary Offering Memorandum and the Offering Memorandum (i) under the captions "The Offering" and "Description of Notes," insofar as they purport to constitute summaries of the terms of the Securities, are accurate in all material respects, (ii) under the captions "Business—Regulatory Matters," "Business—Environmental Matters," "Business—Employee Safety," "United States Federal Income Tax Considerations" and "Certain ERISA Considerations," insofar as they purport to constitute summaries of statutes, legal, governmental and regulatory proceedings, fairly summarize the matters described therein in all material respects and (iii) under the captions "Certain Relationships and Related Party Transactions" and "Description of Other Indebtedness," insofar as they purport to constitute summaries of contracts and other documents, are accurate in all material respects.

          (xx) The documents incorporated by reference in the Preliminary Offering Memorandum and the Offering Memorandum (other than (i) the financial statements included therein, including the notes and schedules thereto and the auditors' reports thereon, and (ii) the other financial, statistical and reserve data included therein, as to which such counsel need not comment), when filed with the Commission, appeared on their face to conform in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder.

          (xxi) None of the Issuers or the Delaware-Texas Parties Entities is an "investment company" as such term is defined in the Investment Company Act of 1940, as amended

          (xxii) None of the Partnership, the General Partner or the Operating Company is a "public utility company" or a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

          (xxiii) Neither the issuance, sale and delivery of the Securities to the Initial Purchasers nor the application of the proceeds thereof by the Partnership as described in the Offering Memorandum will violate Regulation T, U or X of the Board of Governors of the Federal Reserve System or any other regulation of such Board of Governors.

          (xxiv) Assuming the accuracy of the representations and warranties of the Initial Purchasers contained in this Agreement and their compliance with their agreements set forth therein, it is not necessary, in connection with the issuance and sale of the Securities to the Initial Purchasers and the offer, resale and delivery of the Securities by the Initial Purchasers in the manner contemplated by this Agreement and the Offering Memorandum, to register the Securities under the Securities Act or to qualify the Indenture under the Trust Indenture Act.

        In addition, such counsel shall state that they have participated in conferences with officers and other representatives of the Partnership Entities, the independent public accountants of the Partnership, and the Initial Purchasers, at which the contents of the Preliminary Offering Memorandum and the Offering Memorandum and any amendment and supplement thereto and related matters were discussed, and although such counsel has not independently verified, is not passing on, and is not assuming any responsibility for, the accuracy, completeness or fairness of the statements contained in the Preliminary Offering Memorandum and the Offering Memorandum and any amendment or supplement thereto (except to the extent specified in paragraphs (xvii) and (xix) of the foregoing opinion), based on the foregoing, no information has come to such counsel's attention that causes such counsel to believe that the Preliminary Offering Memorandum, as of its date (other than (i) the financial statements included therein, including the notes and schedules thereto and the auditors' reports thereon, and (ii) the other financial, statistical and reserve data included therein, as to which such counsel need not comment), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or that the Offering Memorandum or any amendment or supplement thereto, as of its date and the Closing Date (other than (i) the financial statements included therein, including the notes and schedules thereto and the auditors' reports thereon, and (ii) the other financial, statistical and reserve data included therein, as to which such counsel need not comment), contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

        In rendering such opinion, such counsel may (A) rely in respect of matters of fact upon representations of the Partnership Entities set forth in this Agreement and upon certificates of officers and employees of the Partnership Entities and upon information obtained from public officials, (B) assume that all documents submitted to them as originals are authentic, that all copies submitted to them conform to the originals thereof, and that the signatures on all documents examined by them are genuine, (C) state that their opinion is limited to federal laws, the Delaware LP Act, the Delaware LLC Act, the Delaware General Corporation Law, Texas law and the contract law of the State of New York, (D) with respect to the opinions expressed in paragraphs (i) through (iii) above as to the due qualification or registration as a foreign limited partnership, corporation or limited liability company, as the case may be, of each of the Partnership Entities, state that such opinions are based upon certificates of foreign qualification or registration provided by the Secretary of State of the states listed on Exhibit B hereto (each of which shall be dated as of a date not more than fourteen days prior to the Closing Date and shall be provided to you), and (E) state that they express no opinion with respect to state or local taxes or tax statutes to which any of the limited partners of the Partnership or any of the other Partnership Entities may be subject.

Annex C

Form of Local Counsel Opinion

          (i)    Each of West Shore LLC, Basin LLC and Michigan Pipeline LLC (collectively, the "Michigan LLC Operating Subs") has been duly formed and is validly existing in good standing as a limited liability company under the Michigan LLC Act with all necessary limited liability company power and authority to own or lease its properties owned or leased at the Closing Date and to conduct its business in all material respects as described in the Preliminary Offering Memorandum and the Offering Memorandum. Each of the Michigan LLC Operating Subs is duly qualified or registered as a foreign limited liability company for the transaction of business under the laws of [insert applicable state]. [Michigan counsel only.]

          (ii)   Western Oklahoma LLC has been duly formed and is validly existing in good standing as a limited liability company under the Oklahoma LLC Act with all necessary limited liability company power and authority to own or lease its properties owned or leased at the Closing Date and to conduct its business in all material respects as described in the Preliminary Offering Memorandum and the Offering Memorandum. Western Oklahoma LLC is duly qualified or registered as a foreign limited liability company for the transaction of business under the laws of [insert applicable state]. [Oklahoma counsel only.]

          (iii)  The Operating Company owns 100% of the issued and outstanding membership interests in each of the Michigan LLC Operating Subs; the membership interests of each of the Michigan LLC Operating Subs have been duly authorized and validly issued in accordance with its respective limited liability company agreement and are fully paid (to the extent required under such limited liability company agreements) and nonassessable; and the Operating Company owns such membership interests free and clear of all liens, encumbrances, security interests, charges or claims (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Michigan naming the Operating Company as debtor is on file in the office of the Secretary of State of the State of Michigan or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Michigan LLC Act. [Michigan counsel only.]

          (iv)  The Operating Company owns of record 100% of the issued and outstanding membership interests in Western Oklahoma LLC; the membership interests of Western Oklahoma LLC have been duly authorized and validly issued in accordance with its respective limited liability company agreement and are fully paid (to the extent required under such limited liability company agreements) and nonassessable; and the Operating Company owns such membership interests free and clear of all liens, encumbrances, security interests, charges or claims (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Oklahoma naming the Operating Company as debtor is on file in the office of the Secretary of State of the State of Oklahoma or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Oklahoma LLC Act. [Oklahoma counsel only.]

          (v)   The execution, delivery and performance by each of the Partnership Entities of each of the Transaction Documents to which it is a party, the issuance and sale of the Securities (including the Guarantees) and compliance by it with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of its property or assets pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which [insert applicable Partnership Entities] is a party or by which it is bound or to which any of its property or assets is subject, (ii) result in any violation by [insert applicable

  Partnership Entities] of the provisions of its certificate or agreement of limited partnership, limited liability company agreement, charter, by-laws or similar organizational documents or (iii) result in the violation by [insert applicable Partnership Entities]of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (i) and (iii) above, for any such conflict, breach or violation that would not, individually or in the aggregate, have a Material Adverse Effect.

          (vi)  The Indenture, this Agreement, the Registration Rights Agreement and the Bank Credit Agreement have been duly authorized, executed and delivered by [insert applicable Partnership Entities], and the Guarantees and the Exchange Securities (including the related guarantees) have been duly authorized by [insert applicable Partnership Entities].

        In rendering such opinions, such counsel shall state that it (1) relied in respect of matters of fact upon certificates of officers and employees of the Partnership Entities and upon information obtained from public officials including, without limitation, certificates of foreign qualification for each of the Partnership Entities provided by the Secretary of State of [insert applicable state] dated as of a recent date with respect to the opinion in paragraphs (i) and (ii) above and (2) assumed that all documents submitted to such counsel as originals are authentic, and all copies submitted to such counsel conform to the originals thereof, and that the signatures on all documents examined by such counsel are genuine.

        The opinions expressed by such counsel may be limited to the laws of the State of [insert applicable state], excepting therefrom municipal and local ordinances and regulations. Such counsel need not express an opinion with respect to (i) title to any of the real or personal property, (ii) the accuracy of descriptions or references to real or personal property, (iii) permits to own or operate any real or personal property, or (iv) with respect to state or local taxes or tax statutes including, without limitation, those to which any of the limited partners of the Partnership Entities may be subject.

        In rendering such opinion, such counsel shall state that each of the Partnership Entities, Vinson & Elkins L.L.P. and Baker Botts L.L.P. are hereby authorized to rely upon such opinion letter as if such opinion letter were addressed and delivered to each of them.

Exhibit A

[Form of Registration Rights Agreement]

Exhibit B

Foreign Qualifications

MarkWest Energy Partners, L.P.

Colorado
Kentucky
Michigan
West Virginia

MarkWest Energy G.P., L.L.C.

Colorado
Kentucky
Michigan
West Virginia

Basin Pipeline L.L.C.

Colorado

MarkWest Energy Operating Co., L.L.C.

Colorado
Kentucky
Michigan
West Virginia

MarkWest Energy Appalachia, LLC

Colorado
Kentucky
West Virginia

West Shore Processing Company, L.L.C.

Colorado

MarkWest Texas GP, L.L.C.

Mississippi
New Mexico
Texas

MarkWest Texas Limited, L.L.C.

None

MarkWest Michigan Pipeline Company, L.L.C.

None

MarkWest Western Oklahoma Gas Company, L.L.C.

None

MarkWest Power Tex L.P.

None

MarkWest Pinnacle L.P.

Louisiana
New Mexico

MarkWest PNG Utility L.P.

None

MarkWest Texas PNG Utility L.P.

None

MarkWest Blackhawk L.P.

None

MarkWest Energy East Texas Gas Company L.P.

Texas

MarkWest New Mexico, L.P.

None

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